Offerings - Offering: 1	Nov. 10, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 10,357,971.84
Amount of Registration Fee	$ 1,430.44
Offering Note
The Transaction Valuation is calculated as the aggregate maximum purchase price for shares of beneficial interest (the “Shares”) of Golub Capital Private Income Fund I (the “Fund”), based upon the net asset value per share as of June 30, 2026, of $24.16. This amount is based upon the offer to purchase up to 428,724 Shares, par value $0.01 per share, of the Fund.

The amount of filing fee is calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.